Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is made and entered into as of November 21, 2011, by and among (i) SureWest Communications (the “Borrower”), (ii) the Subsidiaries of the Borrower identified on the signature pages hereto (each, individually, a “Guarantor” and collectively, the “Guarantors”), (iii) CoBank, ACB (the “Administrative Agent”), as Administrative Agent, Lead Arranger, Bookrunner, Issuing Lender, Swingline Lender and a Lender, (iv) the other Lenders as are party to the Credit Agreement defined below, and (v) the Voting Participants under the Credit Agreement defined below.  Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Credit Agreement defined below.

RECITALS

WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders have entered into that certain Credit Agreement, dated as of March 2, 2011 (as amended by that certain First Amendment to Credit Agreement and Consent, dated as of June 3, 2011, and as the same may be further amended, modified, supplemented, extended or restated from time to time, the “Credit Agreement”); and

WHEREAS, the Lenders and the Voting Participants party to this Agreement, being all of the Lenders and Voting Participants affected by the amendments described herein, have agreed to amend the Credit Agreement in order to reduce the applicable margins set forth therein, to modify the amortization schedule for the Term Loan B and to expand the purposes for which the proceeds of the Delayed Draw Advances under the Term Loan B Facility may be used.

NOW, THEREFORE, in consideration of the foregoing and the agreements set forth in this Agreement, each of the Borrower, the Guarantors and the Lenders and Voting Participants party hereto, being all of the Lenders and Voting Participants affected by the amendments described herein, hereby agree as follows:

SECTION 1.  Amendments.

(A)          Upon the effectiveness of this Agreement as provided below, clause (B)(ii) of the first Whereas clause of the Recitals of the Credit Agreement is hereby amended and restated by replacing such clause in its entirety with the following:

(ii) a Term Loan B Facility, the proceeds of which will be used to refinance existing debt, to finance capital expenditures, to fund the costs and expenses associated with the Revolving Loan Facility, the Term Loan A Facility and the Term Loan B Facility and, if consented to in each instance by the Requisite Lenders, to finance Permitted Acquisitions.

(B)           Upon the effectiveness of this Agreement as provided below, the last paragraph of Subsection 1.2(A) of the Credit Agreement is hereby amended by replacing “3.25%” in the only place that it appears in such paragraph with “2.75%”.

(C)           Upon the effectiveness of this Agreement as provided below, the first paragraph and the “Term Loans and Revolving Loan Pricing Table” of Subsection 1.2(B) of the Credit Agreement are hereby amended and restated by replacing such portions of such Subsection in their entirety with the following:

Applicable Margins.  Commencing on November 21, 2011, and continuing through the day immediately preceding the first Adjustment Date that occurs thereafter, the applicable LIBOR Margin and Base Rate Margin shall be 2.75% and 1.75% per annum, respectively.  Commencing on such Adjustment Date, the applicable LIBOR Margin and Base Rate Margin shall be for each Calculation Period the applicable per annum percentage set forth in the pricing table below opposite the applicable Leverage Ratio of Borrower; provided, that in the event that (i) Administrative Agent shall not receive the financial statements or Compliance Certificate required pursuant to Subsections 4.4(A), 4.4(B) and 4.4(C) when due, or (ii) an Event of Default occurs, then from such due date or date and until the fifth Business Day following Administrative Agent’s receipt of such overdue financial statements and Compliance Certificate or for so long as such Event of Default continues, the applicable LIBOR Margin and Base Rate Margin shall be 3.75% and 2.75%, respectively.

TERM LOAN B AND REVOLVING LOAN PRICING TABLE

Leverage Ratio	LIBOR Margin	Base Rate Margin
> 3.00:1	3.75%	2.75%
> 2.50:1 < 3.00:1	3.25%	2.25%
< 2.50:1	2.75%	1.75%

(D)          Upon the effectiveness of this Agreement as provided below, Subsection 1.6(A)(1) of the Credit Agreement is hereby amended and restated by replacing such Subsection in its entirety with the following:

Term Loan B.  Commencing on December 31, 2011, and on each March 31, June 30, September 30 and December 31 thereafter, in addition to any prepayments or repayments made or required pursuant to Subsection 1.7, Borrower shall repay the aggregate outstanding principal balance of the Term Loan B in equal quarterly principal payments on each such date in the amount of $1,875,000; provided, however, that if the Leverage Ratio of Borrower is greater than or equal to 2.60:1.0 for two consecutive fiscal quarters with respect to which Borrower has delivered financial statements to Administrative Agent pursuant to

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Subsection 4.4 hereof, then the amount of each quarterly principal payment following such fiscal quarters (subject to a decrease of the amount of future quarterly principal payments pursuant to the immediately following proviso) shall be $3,750,000; provided, further, however, that if the Leverage Ratio of Borrower is less than 2.60:1.0 for two consecutive fiscal quarters with respect to which Borrower has delivered financial statements to Administrative Agent pursuant to Subsection 4.4, then, upon receipt by Administrative Agent of a written notice from Borrower to decrease the amount of quarterly principal payments hereunder, the amount of each quarterly principal payment following such fiscal quarters (subject to an increase of the amount of future quarterly principal payments pursuant to the immediately preceding proviso) shall be $1,875,000.  The outstanding principal balance of the Term Loan B not sooner due and payable will become due and payable on the Term Loan B Maturity Date.

(E)           Upon the effectiveness of this Agreement as provided below, the first sentence of Subsection 2.5 of the Credit Agreement is hereby amended and restated by replacing such sentence of such Subsection in its entirety with the following:

The Loan Parties will use the proceeds of the Loans, and will cause their respective Subsidiaries who receive (directly or indirectly) proceeds of the Loans to use such proceeds solely for the purposes described in the recital paragraphs to this Agreement; provided, that the proceeds of each Delayed Draw Advance may be used solely for capital expenditures of the Loan Parties and their respective Subsidiaries and, so long as the Requisite Lenders consent to such use in each instance, to finance Permitted Acquisitions.

SECTION 2.  Condition to Effectiveness.  This Agreement shall be effective only upon (A) receipt by the Administrative Agent of an execution counterpart hereto signed by the Borrower, each Guarantor, each Lender party to the Credit Agreement and each Voting Participant under the Credit Agreement; and (B) receipt by each Lender party to the Credit Agreement of an amendment fee equal to 1/8% of such Lender’s Pro Rata Share of the Loan Commitments.

SECTION 3.  This Agreement shall not constitute a novation of the Credit Agreement or any other Loan Document.

SECTION 4.  All references to the Credit Agreement in the Credit Agreement or in any other Loan Document, shall be deemed a reference to the Credit Agreement as amended by this Agreement.  Except as expressly provided in this Agreement, the execution and delivery of this Agreement does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of, the Credit Agreement or the other Loan Documents, and the Credit Agreement and the other Loan Documents shall remain in full force and effect.

SECTION 5.  Each of the Borrower and the Guarantors hereby represents and warrants to the Lenders as follows:

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(A)         Such entity has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Agreement in accordance with its terms.  This Agreement has been duly executed and delivered by such entity and is a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debt or relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and general principles of equity.

(B)          The execution, delivery and performance of this Agreement in accordance with its terms do not and will not, by the passage of time, the giving of notice or otherwise,

(1)            require any Governmental Approval or violate any Applicable Law relating to such entity, the violation of which could reasonably be expected to have a Material Adverse Effect;

(2)            conflict with, result in a breach of or constitute a default under (a) the organizational documents of such entity, (b) any Material Contract to which it is a party or by which it or any of its properties may be bound or (c) any Governmental Approval relating to it, the breach or default of which could reasonably be expected to have a Material Adverse Effect; or

(3)            result in or require the creation or imposition of any Lien (except as required or permitted by the Loan Documents) upon or with respect to any property now owned or hereafter acquired by such entity, the creation or imposition of which could reasonably be expected to have a Material Adverse Effect.

(C)          That, after giving effect to the amendments set forth in this Agreement, the representations and warranties of such entity set forth in the Loan Documents to which it is a party are true and correct in all material respects as of the date hereof as if made on the date hereof, except for any representation or warranty limited by its terms to a specific date and taking into account any amendments to the Schedules or Exhibits as a result of any disclosures made in writing by the Loan Parties to Administrative Agent after the Closing Date so long as what is being disclosed does not give rise to a Default or an Event of Default.

(D)          That, after giving effect to the amendments set forth in this Agreement, no Event of Default under the Loan Documents has occurred and is continuing as of this date.

SECTION 6.  The Borrower, as the maker of certain Security Documents, hereby confirms and agrees that (a) each such document is and shall continue to be in full force and effect, and (b) the obligations secured by each such document include any and all obligations of the Borrower to the Lenders under the Credit Agreement, as amended hereby.

SECTION 7.  Each of the Guarantors, as the makers of certain guarantees set forth in the Credit Agreement and certain Security Documents, hereby confirms and agrees that (a) its respective guarantee of the Guaranteed Obligations is and shall continue to be in full force and effect, (b) each such document is and shall continue to be in full force and effect, and (c) the obligations guaranteed or secured, as applicable, by each such applicable document include any

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and all obligations of the Borrower to the Lenders under the Credit Agreement, as amended hereby.

SECTION 8.  The Borrower agrees to pay the Lenders, on demand, all out-of-pocket costs and expenses incurred by the Lenders, including, without limitation, the reasonable fees and expenses of counsel retained by the Lenders, in connection with the negotiation, preparation, execution and delivery of this Agreement and all other instruments and documents contemplated hereby.

SECTION 9.  This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original and shall be binding upon all parties and their respective permitted successors and assigns, and all of which taken together shall constitute one and the same agreement.

SECTION 10.  Except to the extent governed by applicable federal law, this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine.

[Signatures commence on the following page.]

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Witness the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

SUREWEST COMMUNICATIONS, a California corporation, as Borrower

By:	/s/ Steven C. Oldham
Steven C. Oldham
President and Chief Executive Officer

SUREWEST BROADBAND, a California corporation,
SUREWEST KANSAS HOLDINGS, INC., a Delaware corporation,
SUREWEST TELEVIDEO, a California corporation,
SUREWEST KANSAS, INC., a Delaware corporation, and
SUREWEST TELEPHONE, a California corporation, each as a Guarantor

By:	/s/ Steven C. Oldham
Steven C. Oldham
President and Chief Executive Officer

SUREWEST KANSAS CONNECTIONS, LLC, a Delaware limited liability company, as a Guarantor

By:	SureWest Kansas Holdings, Inc.,
its manager

	By:	/s/ Steven C. Oldham
Steven C. Oldham
President and Chief Executive
Officer

[Signatures Continued on Following Page]

[Signature Page to Second Amendment to Credit Agreement]

[Signatures Continued from Previous Page]

SUREWEST KANSAS LICENSES, LLC,
SUREWEST KANSAS OPERATIONS, LLC, and
SUREWEST KANSAS PURCHASING, LLC, each a Delaware limited liability company, each as a Guarantor

By:	SureWest Kansas Connections, LLC,
its manager
By:	SureWest Kansas Holdings, Inc.,
its manager

	By:	/s/ Steven C. Oldham
Steven C. Oldham
President and Chief Executive
Officer

[Signatures Continued on Following Page]

[Signature Page to Second Amendment to Credit Agreement]

[Signatures Continued from Previous Page]

COBANK, ACB, as Administrative Agent, Lead Arranger, Bookrunner, Issuing Lender, Swingline Lender and a Lender

By:	/s/ Victor Padilla
Victor Padilla
Vice President

[Signatures Continued on Following Page]

[Signature Page to Second Amendment to Credit Agreement]

[Signatures Continued from Previous Page]

ROYAL BANK OF CANADA, as Syndication Agent, Bookrunner, Lead Arranger and a Lender

By:	/s/ D.W. Scott Johnson
D.W. Scott Johnson
Authorized Signatory

[Signatures Continued on Following Page]

[Signature Page to Second Amendment to Credit Agreement]

[Signatures Continued from Previous Page]

UNION BANK, N.A., as Documentation Agent, Lead Arranger and a Lender

By:	/s/ David Hill
David Hill
Vice President

[Signatures Continued on Following Page]

[Signature Page to Second Amendment to Credit Agreement]

[Signatures Continued from Previous Page]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ John T. Pearson
John T. Pearson
Vice President

[Signatures Continued on Following Page]

[Signature Page to Second Amendment to Credit Agreement]

[Signatures Continued from Previous Page]

RAYMOND JAMES BANK, FSB, as a Lender

By:	/s/ Joseph A. Ciccolini
Joseph A. Ciccolini
Vice President — Senior Corporate Banker

[Signatures Continued on Following Page]

[Signature Page to Second Amendment to Credit Agreement]

[Signatures Continued from Previous Page]

BANK OF THE WEST, as a Lender

By:	/s/ Edward Unwin
Edward Unwin
Vice President

[Signatures Continued on Following Page]

[Signature Page to Second Amendment to Credit Agreement]

[Signatures Continued from Previous Page]

BROWN BROTHERS HARRIMAN & CO., as a Lender

By:	/s/ Scott C. Meves
Scott C. Meves
Senior Vice President

[Signatures Continued on Following Page]

[Signature Page to Second Amendment to Credit Agreement]

[Signatures Continued from Previous Page]

FARM CREDIT BANK OF TEXAS, as a Voting Participant

By:	/s/ Nicholas King
Nicholas King
Vice President

[Signatures Continued on Following Page]

[Signature Page to Second Amendment to Credit Agreement]

[Signatures Continued from Previous Page]

FARM CREDIT SERVICES OF AMERICA, FLCA, as a Voting Participant

By:	/s/ John Zhang
John Zhang
Vice President

[Signatures Continued on Following Page]

[Signature Page to Second Amendment to Credit Agreement]

[Signatures Continued from Previous Page]

NORTHWEST FARM CREDIT SERVICES, as a Voting Participant

By:	/s/ Carol Magness
Carol Magness
Vice President

[Signatures Continued on Following Page]

[Signature Page to Second Amendment to Credit Agreement]

[Signatures Continued from Previous Page]

UNITED FCS, FLCA, d/b/a FCS COMMERCIAL FINANCE GROUP, as a Voting Participant

By:	/s/ Jeremy Voigts
Jeremy Voigts
Vice President

[Signatures Continued on Following Page]

[Signature Page to Second Amendment to Credit Agreement]

[Signatures Continued from Previous Page]

FCS FINANCIAL, FLCA, as a Voting Participant

By:	/s/ Laura Roessler
Laura Roessler
Senior Lending Officer

[Signatures Continued on Following Page]

[Signature Page to Second Amendment to Credit Agreement]

[Signatures Continued from Previous Page]

FARM CREDIT SERVICES OF THE MOUNTAIN PLAINS, FLCA, as a Voting Participant

By:	/s/ Daryl Nielsen
Daryl Nielsen
Vice President

[Signature Page to Second Amendment to Credit Agreement]